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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  June 7, 2001
                                                          ------------



                         McNAUGHTON APPAREL GROUP INC.
            (Exact name of registrant as specified in its charter)



             Delaware                       0-23440               13-3747173
----------------------------------     ----------------      -------------------
   (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)


                463 Seventh Avenue
                New York, N.Y.                                 10018
                ---------------------                      ----------
                (Address of principal executive offices)   (Zip Code)



      Registrant's telephone number, including area code: (212) 947-2960
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Item 5.  Other Events

See attached press release filed herewith as Exhibit 99.


Item 7.  Exhibits

Exhibit Index
-------------

99   Press release dated June 6, 2001.

                                    Page 2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        McNAUGHTON APPAREL GROUP INC.
                        -----------------------------
                                 (Registrant)


Date: June 7, 2001      By:  /s/ Peter Boneparth
                             ---------------------------------------------------
                             Peter Boneparth
                             Chief Executive Officer and Chief Operating Officer
                             (Principal Executive and Operating Officer)